UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 14, 2007
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                               CHINA DIRECT, INC.
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             (Exact name of registrant as specified in its charter)



      Florida                         0-26415               13-3876100
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(State or other jurisdiction        (Commission             (IRS Employer
  of incorporation)                 File Number)          Identification No.)

        5301 North Federal Highway, Suite 120, Boca Raton, Florida    33487
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               (Address of principal executive offices)           (Zip Code

        Registrant's telephone number, including area code (561) 989-9171

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 14, 2007, China Direct, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2007. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this current report on Form 8-K and the exhibit attached hereto are being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

99.1     Press Release dated November 14, 2007.



[GRAPHIC OMITTED]


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 14, 2007



                                      CHINA DIRECT, INC.

                                By:   /s/ DAVID STEIN
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                                      David Stein,
                                      Chief Operating Officer